CONTINUING AGREEMENT FOR PRIVATE
                               LETTERS OF CREDIT

     October  14,  1997

To:  RZB  FINANCE  LLC

Gentlemen:

     In consideration of your issuing from time to time, at our request, your Commercial and/or Standby Letters of Credit (herein called individually, the "Credit" and, collectively, the "Credits") substantially in accordance with our application or request, we, the undersigned (jointly and severally if more than one), hereby agree as follows:

     1. As to drafts or other demands or acceptances under or purporting to be under any Credit, which are payable in United States currency, we agree (a) in the case of each draft or demand, to reimburse you at your office designated above or as otherwise instructed by you, on demand, in United States currency, the amount paid on such drafts or other demand, or, if so demanded by you, to pay to you, in such currency at your office designated above or as otherwise instructed by you, in advance, the amount required to pay such draft or other demand, and (b) in the case of each acceptance, to pay to you, at your office, in United States currency, the amount thereof on demand but in any event not later than one Business Day prior to maturity, or, in case the acceptance is not payable at your office, then on demand but in any event in time to reach the place of payment in the course of the mails not later than one Business Day prior to maturity.

     2. As to drafts or other demands or acceptances under or purporting to be under any Credit, which are payable in currency other than United States currency, we agree (a) in the case of each draft or demand, to reimburse you, at your office designated above or as otherwise instructed by you, on demand, the equivalent of the amount paid, in United States currency, or, if so demanded by you, to pay to you at such office, in advance one Business Day prior to the date of your payment of such draft or other demand, the equivalent of the amount required to pay such draft or other demand, in United States currency, in each case at the rate of exchange current in New York for cable or telex transfers to the place of payment in the currency in which such draft or other demand is drawn, or if there be no such rate at said time then at such rate as you shall fix, and (b) in the case of each acceptance, to furnish you, at such office, on demand, but in any event in time to reach the place of payment in the course of the mails not later than one Business Day prior to maturity, with first class bankers' demand bills of exchange to be approved by you for the amount of the acceptance, payable in the currency of the acceptance, and bearing our endorsement, or, if you so request, to pay to you, at your office, on demand, the equivalent of the acceptance, in United States currency, in each case at the rate of exchange current in New York for cable or telex transfers at the time of transmission to the place of payment in the currency in which such draft or other demand is drawn, or if there be no such rate at said time then at such rate as you shall fix. In any event, we hereby agree to indemnify and hold you harmless from and against any foreign exchange losses which you may suffer.

     3. In the event that any United States Currency drafts are drawn by us on you in order to refinance any obligation set forth in the preceding two sections, and such drafts, at your option, are accepted by you, we agree to pay to you on demand, but in any event not later than the maturity date, the amount of each such acceptance, and this agreement shall be applicable to all such drafts so accepted by you as if such drafts were drawn under a Credit.

     4. We also agree to pay you, on demand or such other dates as may be agreed by you, your commission and all obligations, liabilities, interest, charges and expenses paid or incurred or due you in connection with any Credit or this agreement, in each case at the rate agreed between you and us or, in the absence of such agreement, at a rate per annum equal to 2% in excess of the Base Lending Rate (as hereinafter defined). Interest shall accrue and be paid by us on the amount of each drawing, from the date of payment by you on any draft or other demand or acceptance under any Credit to the date of our payment to you in full.

          The term "Base Lending Rate" means, for any day, the higher of (i) the rate announced by you from time to time at the principal office of The Chase Manhattan Bank (the "Bank") in New York, New York as its prime rate for domestic (United States) commercial loans in effect on such day and (ii) the Federal Funds Rate in effect on such day plus 1/2%. (Such Base Lending Rate is not necessarily intended to be the lowest rate of interest charged by the Bank in connection with extensions of credit.) Each change in the Base Lending Rate shall result in a corresponding change in the interest rate and such change shall be effective on the effective date of such change in the Base Lending Rate.

          The term "Federal Funds Rate" means, for any day, the overnight federal funds rate in New York City, as published for such day (or, if such day is not a New York business day, for the next preceding New York business day) in the Federal Reserve Statistical Release H.15 (519) or any successor publication, or if such rate is not so published for any day which is a New York business day, the average of the quotations for such day on overnight federal funds transactions in New York City received by the Bank from three federal funds brokers of recognized standing selected by the Bank.

          We agree to pay expenses, including attorneys' fees, paid or incurred by you in connection with any Credit, including such attorneys' fees as may arise out of any controversy which develops among any of the parties to any Credit or the enforcement of any of your rights hereunder and also including such charges as may result from the storage of goods shipped under or purporting to be under any Credit.

     5. We hereby recognize and admit your ownership in and unqualified right to the possession and disposal of and grant to you a security interest in any property shipped under or pursuant to or in connection with any Credit or in any way relative thereto or to the drafts drawn thereunder, whether or not released to us on trust or bailee receipt, and also in and to all accounts, accounts receivable, contract rights, inventory, general intangibles, claims, credits, monies, demands, patent and trademark rights relative to or arising out of any Credit or drafts drawn under any Credit and all shipping documents, warehouse receipts, documents of title, bills of lading, policies or certificates of insurance and other documents and instruments accompanying or relative to or arising out of any Credit or drafts drawn under any Credit, and in and to the proceeds and products of each and all of the foregoing, and all additions and accessions thereto and substitutions therefor (collectively, the "Collateral"), until such time as all the obligations and liabilities of us or any of us to you at any time existing under or with reference to any Credit or this agreement, or any other obligation or liability to you, have been fully paid and discharged, all as security for such obligations and liabilities; and we agree that all or any of such property and documents, and the proceeds of any thereof, coming into the possession of you or any of your correspondents, may be held and disposed of by you as herein or by applicable law provided; and the receipt by you, or any of your correspondents, at any time of other security, of whatsoever nature, including cash, shall not be deemed a waiver of any of your rights or powers herein recognized.

     6. In the event that you deliver to us any of the documents, goods, wares or merchandise covered by any Credit prior to your having received reimbursement with respect to the relative drafts or acceptances as herein provided, your security interest therein as provided above shall continue and we agree to sign and deliver to you a Financing Statement under the terms of the Uniform Commercial Code of New York or any other applicable jurisdiction, hereby granting you full power to sign and file such Financing Statement on our behalf, and at our expense, and we further agree that your rights specified herein shall be in addition to and not in limitation of your rights under the said statute or any other applicable statute.

     7. In the event you receive some but not all of the documents against which drawings, by whatsoever method, may be made and, at our request, you deliver such document to us, against trust receipt or otherwise, prior to the presentation of the relative draft, we agree to pay to you on demand the amount of any claim made against you by reason thereof and irrevocably authorize you to pay or accept (as the case may be) such draft when it is presented regardless of whether or not such draft or any document which may accompany it complies with the terms of the relevant Credit.

     8. Except in so far as instructions have been heretofore given by us in writing to the contrary, you and any of your correspondents may receive and accept as "Bills of Lading" under any Credit any documents issued or purporting to be issued by or on behalf of any carrier which acknowledges receipt of property for transportation, whatever the specific provisions of such documents, and the date of each such document shall be deemed the date of shipment of the property mentioned therein; and you may receive and accept as documents of insurance either insurance policies or insurance certificates. Commercial invoices presented under any Credit may be referred to for the description of the goods and you may accept such description as controlling and may receive and accept bills of lading, insurance and other documents however variant in description from that contained in such invoice; unless otherwise specified in this agreement, wherever the goods are described in other documents, description in general terms is acceptable.

     9. Except in so far as instructions have been heretofore given by us in writing expressly to the contrary, we agree that part shipments may be made under any Credit and you may honor the relative drafts; and if any Credit specifies shipments in installments within stated periods, and the shipper fails to ship in any designated period, such Credit shall cease to be available for that or any subsequent installment, at your sole discretion.

     10. We agree that in the event of any extension of the maturity or time for presentation of drafts or other demands or documents, or any other modification of the terms of any Credit, at the request of any of us, with or without notification to the others, or in the event of any increase in the amount of any Credit at the request of any of us, with or without notification to the others, this agreement shall be binding upon us with regard to any Credit so extended, increased or otherwise modified, to drafts or other demands or acceptances and documents and property covered thereby, and to any action taken by you or any of your correspondents in accordance with such extension, increase or other modification. We agree that you and any of your correspondents may accept or pay any draft dated on or before the expiration of any time limit expressed in any Credit, regardless of when drawn and whether or when negotiated, provided that the other required documents are dated on or prior to the expiration date of any such Credit.

     11. The users, beneficiaries and transferees of each Credit shall be deemed our agents and we assume all risks of their acts or omissions. Neither you nor your correspondents shall be responsible for and our obligations hereunder shall not be affected by: (a) acts or omissions of any other person, including, without limitation, any beneficiary or transferee of any Credit; (b) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Credit or rights or benefits thereof or proceeds thereunder in whole or in part, which may prove to be invalid or ineffective for any reason; (c) the form, validity, sufficiency, or genuineness of documents or drafts, even if such documents or drafts should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (d) failure of any draft to bear any reference or adequate reference to any Credit, or failure of documents to accompany any draft, or failure of any person to note the amount of any draft on the reverse of any Credit or to surrender or take up any Credit or to send forward documents apart from drafts as required by the terms of any Credit; each of which provisions, if contained in any Credit itself, it is agreed may be waived by you; (e) any laws, customs and regulations which may be effective in countries of negotiation and/or payment of any Credit; (f) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, wireless or otherwise, whether or not they be in cipher, or errors in translation or in interpretation of technical terms; (g) any error, neglect, insolvency, failure of business or default of any of your correspondents; (h) any loss or delay in the transmission or otherwise of any document or draft or proceeds thereof;
(i) the existence, character, quality, quantity, condition, packing, value or delivery of the property purporting to be represented by documents; (j) any difference in character, quality, quantity, condition or value of the property from that expressed in documents; (k) the time, place, manner or order in which shipment is made; (l) any partial or incomplete shipment or failure or omission to ship any or all of the property referred to in any Credit; (m) the character, adequacy, validity or genuineness of any insurance; (n) the solvency or responsibility of any insurer, or any other risk connected with insurance; (o) any deviation from instructions, delay, default or fraud by the shipper or anyone else in connection with the property or the shipping thereof; (p) the solvency, responsibility or relationship to the property of any party issuing any documents in connection with the property; (q) any delay in arrival or failure to arrive of either the property or any of the documents relating thereto; (r) any delay in giving or failure to give notice of arrival or any other notice; (s) any breach of contract between the shippers or vendors and ourselves or any of us; or (t) without limiting the foregoing, any consequences arising from causes beyond your control or any act or omission by you or any of your correspondents, affiliates or agents not done or omitted with your bad faith; and none of the above shall affect, impair or prevent the vesting of any of your rights or powers hereunder. If any Credit provides that payments are to be made by your correspondent, neither you nor such correspondent shall be responsible for the failure of any of the documents specified in such Credit to come into your hands or for any delay in connection therewith, and our obligations under this agreement shall not be affected by such failure or delay in the receipt by you of any such documents. In furtherance and extension and not in limitation of the specified provisions hereinbefore set forth, we agree that any action taken by you or by any correspondent of yours under or in connection with any Credit or the relative drafts or documents, if not taken in bad faith, shall be binding on us and shall not put you or your correspondent under any resulting liability to us; and we make like agreement as to any inaction or omission, unless in bad faith. We agree to hold you and your correspondents indemnified and harmless against any and all loss, liability, claim, action and expense, including, without limitation, legal fees and expenses, which you and your correspondents may suffer or incur howsoever arising from or in connection with any Credit or any draft or document related thereto, including, without limitation, any of the foregoing which you may suffer in respect of your obligations or liabilities to any financial institution which confirms or advises any Credit, except to the extent involving your bad faith.

     12. We agree to procure promptly any necessary import and export or other licenses for the import or export or shipping of the property and to comply with all foreign and domestic regulations in regard to the shipment of the property or the financing thereof, and to furnish such certificates in that respect as you may at any time require, and to keep the property adequately covered by insurance satisfactory to you, in companies satisfactory to you, and to assign the policies or certificates of insurance to you, or to make the loss or adjustment, if any, payable to you, at your option; and to furnish you if demanded with evidence of acceptance by the insurers of such assignment. Should the insurance upon said goods for any reason be unsatisfactory to you, you may, at our expense, obtain insurance satisfactory to you.

     13. We agree that if any of our obligations and liabilities to you under this agreement or otherwise shall not be paid or performed when due; or if any of us shall become insolvent (however such insolvency may be evidenced) or commit any act of insolvency, or make a general assignment for the benefit of creditors; or if any of us shall suspend the transaction of his or our usual business or be expelled or suspended from any exchange; or if an application is made under Article 52 of the New York Civil Practice Law and Rules by any judgment creditor of any of us for an order directing you to pay over money; or if a petition in bankruptcy shall be filed by or against any of us; or if a petition shall be filed by or against any of us or any proceeding shall be instituted by or against any of us for any relief under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, composition or extensions; or if any governmental authority, or any court at the instance of any governmental authority, shall take possession of any substantial part of the property of any of us or shall assume control over the affairs or operations of any of us; or if a receiver or custodian shall be appointed of, or a writ or order of attachment or garnishment shall be issued or made against, any of the property or assets of any of us; or if any material judgment shall be rendered against any of us; or if any of the foregoing events shall occur with respect to any guarantor of the obligations of any of us to you; or if any statement, representation or warranty made by any of us to you herein or in any other document or financial statement of any of us delivered to you shall prove to be false in any material respect when made; or if you shall in any way deem yourself insecure; thereupon, unless you shall otherwise elect, any and all obligations and liabilities of each of us to you, whether now existing or hereafter incurred, whether absolute or contingent, shall become and be due and payable forthwith without further notice or demand; and we shall be obligated immediately to deposit with you cash collateral in an amount equal to the aggregate amount available or which may become available for drawing under all Credits; and each of us expressly authorizes you, in any such event, to set off and apply the balance of deposits and any sums credited by or due from you to any or all of us in general accounts or otherwise, to the payment of any and all of our obligations or liabilities to you, however arising, including, without limitation, such obligation to deposit cash collateral. You shall not be bound to take any steps necessary to preserve any rights in any such cash collateral against prior parties, which the undersigned hereby assumes to do. In addition, in any such event, each of us expressly authorizes you to sell immediately, without demand for payment and without advertisement which are hereby expressly waived, any and all Collateral, arrived or to arrive, at private sale or at public auction or at brokers' board or otherwise, at your option, in such parcel or parcels and at such time or times and at such place or places and for such price or prices and upon such terms and conditions as you may deem proper, and to apply the net proceeds of such sale or sales, together with any balance of deposits and any sums credited by or due from you to us in general account or otherwise, to the payment of any and all of our obligations or liabilities to you, however arising. You shall not be bound to take any steps necessary to preserve any rights in such Collateral against prior parties, which the undersigned hereby assumes to do. If any such sale be at brokers' board or at public auction, you may yourself be a purchaser at such sale, free from any right of redemption, which each of us hereby expressly waives and releases. Unless such Collateral is perishable or threatens to decline steadily in value or is of a type customarily sold on a recognized market, you will give the undersigned reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition is to be made. The requirement of reasonable notice shall be met if mailed postage prepaid to the undersigned at the last address appearing on your records at least five days before the time of such sale or disposition.

     14. In the event that any action taken under or in connection with any Credit could, in your sole judgment, have the effect of violating any law, regulation or decree or order of the United States or of the State of New York, or of any other jurisdiction, or of any court or governmental agency, you may take or refuse to take any action as you deem necessary, including dishonoring any draft, demand or acceptance presented thereunder, and you will be indemnified and held harmless by us from any claim arising out of such action or non-action on your part.

     15. (a) If you shall have determined that the applicability of any law, rule, regulation or guideline (domestic or foreign) adopted (whether before or after the date hereof) pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation or guideline (domestic or foreign) regarding capital adequacy, or any change in any of the foregoing or in the enforcement or interpretation or administration of any of the foregoing by any court or any governmental authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by you or any corporation or other entity which directly or indirectly controls you (each such corporation or other entity is hereinafter referred to as a "Controlling Person") (or any lending office of yours or any Controlling Person) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on your capital or on the capital of a Controlling Person, if any, as a consequence of the issuance or maintenance of any Credit or your commitment or obligations (if any) under this Agreement to a level below that which you or such Controlling Person could have achieved but for such applicability, adoption, change or compliance (taking into consideration your policies and the policies of such Controlling Person with respect to capital adequacy) by an amount deemed by you to be material, then, upon demand by you, we shall pay to you from time to time as specified by you such additional amount or amounts as will compensate you or such Controlling Person for any such reduction suffered.

          (b) If any change in law, rule, regulation or guideline (domestic or foreign) or in the enforcement, interpretation or administration thereof by any court or any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof shall at any time (i) impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, pursuant to Regulation D of the Board of Governors of the Federal Reserve System) against letters of credit issued by you, or (ii) subject letters of credit issued by you to any assessment or other cost imposed by the Federal Deposit Insurance Corporation or any successor thereto or (iii) impose on you any other or similar condition regarding this Agreement or any Credit, your commitment or obligations hereunder and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase the cost to you of agreeing to issue, issuing or maintaining any Credit or making, funding or maintaining (or agreeing to fund or maintain) drawings under any Credit by an amount which you shall deem to be material (which increase in cost shall be the result of the reasonable allocation by you of the aggregate of such cost increases resulting from such events), then, upon demand by you, we shall pay to you from time to time as specified by you, additional amount or amounts as will compensate you for such increased cost from the date of such change. Our obligation to pay compensation contained in this subsection (b) shall be applicable as well to any financial institution which confirms or advises any Credit and which incurs or is subjected to any increased cost as a result of the imposition, modification or applicability of any such reserve, special deposit or similar requirement, the subjecting of Credits to any such assessment or other cost, or the imposition of any such other or similar condition.

          (c) The provisions of this Section 15 shall survive the termination of this Agreement.

  16. We hereby certify and agree that no shipments will be made or other transactions undertaken under any Credit in violation of the laws of the United States, any applicable foreign law or the applicable regulations of any United States or foreign governmental agency or authority.

17. Except as you may otherwise expressly agree in writing, we agree that all trade transactions made under any acceptance Credit shall be on such terms and conditions as shall enable the resulting acceptances to satisfy all requirements for eligibility for discount by Federal Reserve Banks pursuant to
Section 13 of the Federal Reserve Act as such may be amended from time to time, and all applicable regulations and administrative interpretations having reference thereto.

18.    (a)       No single or partial exercise of any power or right hereunder shall operate as a waiver of any power or right hereunder or preclude other or further exercise thereof or the exercise of any other power or right. The rights and remedies herein expressly specified are cumulative and not exclusive of any other rights or remedies which you may otherwise have hereunder, under any other agreement and under applicable laws. If any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

          (b) You shall not be deemed to have modified this agreement or waived any of your rights hereunder, unless you or your authorized agent shall have signed such amendment or waiver in writing. No such waiver unless expressly stated therein shall be effective as to any transaction which occurs subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

 19. The obligations hereunder shall continue in force and apply, notwithstanding any change in the membership of any of the undersigned which is a partnership, whether arising from the death or retirement of one or more partners or the accession of one or more new partners. The obligations hereunder shall bind the heirs, executors, administrators, successors and assigns of the undersigned, and all rights, benefits and privileges hereby conferred on you shall be and hereby are extended to and conferred upon and may be enforced by your successors and assigns.

20. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAW).

          Each of us hereby agrees that ANY LEGAL ACTION OR PROCEEDING AGAINST ANY OF US WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK as you may elect, and, by execution and delivery hereof, each of us accepts and consents to, for ourselves and in respect to our respective property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by you in writing, with respect to any action or proceeding brought by any of us against you and any questions relating to usury. Nothing herein shall limit your right to bring proceedings against us in the courts of any other jurisdiction. Service of process out of any such courts may be made by mailing copies thereof by registered or certified mail, postage prepaid, to us at our address set forth below our signature at the end of this Agreement and will become effective 30 days after such mailing. Each of us agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to this Agreement and, to the maximum extent permitted by law, waives any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens.

          AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, EACH OF US AND YOU HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS ANY OF US AND YOU MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF ANY OF US OR YOU. THIS PROVISION IS A MATERIAL INDUCEMENT FOR YOU TO ISSUE CREDITS TO US.

          You shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York in addition to your rights and remedies hereunder and under other applicable law.

21. We consent that, without notice to or further assent by any of us, the obligations of any party hereunder or under any guaranty with respect to such obligations, or any collateral for any of the foregoing obligations, may from time to time, in whole or in part, be renewed, extended, modified, compromised, or settled for cash, credit or otherwise upon any terms and conditions you may deem advisable, and that you may discharge or release any party from its obligations hereunder or under any such guaranty, and that any collateral may from time to time, in whole or in part, be exchanged, sold or surrendered by you, all without in any way releasing the obligations of any of us hereunder.

22. Any notice to be given hereunder shall be deemed to have been sufficiently given when mailed, postage prepaid, or when telegraphed, telexed or telecopied to any of us at the address set forth opposite our respective names below or at such other address as may be designated by us in writing and delivered to you.

23.      Notice  of  your  acceptance  of  this  agreement  is  hereby waived.

24.          As  used  in  this  agreement:

  a. the word "property" includes goods, merchandise, securities, funds, choses in action and any and all other forms of property, whether real, personal or mixed and any right or interest therein; and

b. "Business Day" shall mean any day other than Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close under the laws of New York.

25. If this agreement is executed by a single entity or individual, the terms "we", "our" and "us" shall be read throughout as "I", "my" and "me", as the case may be, and if this agreement is executed by a single entity or individual, all references herein to the terms "we", "our" and "us" shall be deemed to be references to such entity or individual. If this agreement is executed by two or more parties, all references to the terms "we", "our" and "us" shall mean all or any one or more of such parties, as you may in your sole discretion elect. In such case, all such parties shall be jointly and severally liable with respect to all obligations hereunder, and the agreements, representations and warranties of all such parties shall likewise be joint and several; and you may avail yourself of all rights and remedies against any such party and Collateral of such party and against any or all of other such parties and their Collateral as you may in your sole discretion elect. Further in such case each of us shall be deemed to be the agent of all the others of us, and you may, except to the extent expressly otherwise provided herein, act at the direction or request of any one or more of us, return or turn over Collateral to any one or more of us, and give any notices, whether or not required to be given, to any one or more of us, all as you may elect and without notice to any other of us.

 26. We agree that you may act upon oral, telex or facsimile instructions which are received by you from person(s) purporting to be, or which instructions appear to be, authorized by any of us. We further agree to indemnify and hold you harmless from any claims by virtue of your acting upon such oral, telex or facsimile instructions as such instructions were understood by you. In the event we send you a manually signed confirmation of the previously sent oral, telex or facsimile instructions, you shall have no duty to compare it against the previous instructions received by you nor shall you have any responsibility should the contents of the written confirmation differ from the oral, telex or facsimile instructions as acted upon by you.

 27. We shall not assign any rights or delegate any obligations hereunder without your express prior written consent.

28. All payments to be made by us hereunder shall be made to you without setoff or counterclaim and free and clear of, and without deduction for or on account of, any present or future stamp or other taxes, levies, imposts, duties  or  other  charges  of  any  kind  now  or  hereafter  imposed through
withholding  or  deduction.    If,  notwithstanding  the  provisions  of  the
immediately preceding sentence, any such taxes, duties, levies, imposts or other charges are so levied or imposed on any such payment, we will pay additional interest or will make additional payments in such amounts as may be necessary so that the net amount received by you, after withholding or deduction therefor, will be equal to the amount provided for herein. We agree to furnish promptly to you official receipts evidencing payment of any taxes, levies, imposts, duties or other charges so withheld or deducted.

29. Each Credit, except as otherwise herein expressly stated, is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as from time to time amended, and to the extent not inconsistent therewith, shall also be subject to the New York Uniform Commercial Code.

                         Very  truly  yours,

                         PENN  OCTANE  CORPORATION

                         By        /s/  J.B.  Richter
                                   ------------------

                         Title:    President
                         Address:  900 Veterans Blvd., Suite 240
                                   Redwood  City,  CA  94063

                         Facsimile  Number:  (415)  368-1505
ACCEPTED:

RZB  FINANCE  LLC

By  /s/ Pearl S. Geffers  Vice  President

By  /s/ F. Dieter Beintrexler  President